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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15 (d) of the
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 18, 1999

                         THE GENERAL CHEMICAL GROUP INC.
               (Exact name of registrant as specified in charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

               1-13404                                      02-0423437
        (Commission File No.)                  (IRS employer identification no.)

  Liberty Lane, Hampton, New Hampshire                        03842
(Address of principal executive offices)                   (zip code)

       Registrant's telephone number, including area code: (603) 929-2606



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ITEM 2: ACQUISITION OR DISPOSITIONS OF ASSETS

           The General Chemical Group Inc. (the "Company") intends to separate its manufacturing and performance products segments from its industrial chemicals segment through a spinoff (the "Spinoff"). The Company proposes to accomplish the Spinoff by transferring its manufacturing and performance products segments to its subsidiary, GenTek Inc. ("GenTek"), and distributing the stock of GenTek to shareholders of the Company. After the Spinoff, the Company and GenTek would be separate, independent companies; the Company would own and operate the industrial chemicals segment, and GenTek would own and operate the manufacturing and performance products segment. As a result, the Company's activities and operations will be significantly different following the Spinoff. Certain members of the Board of Directors of the Company will resign and be elected as directors of GenTek as of the Spinoff. In addition, the senior management of GenTek will include the effective officers of the Company currently responsible for the GenTek Business.

           On March 18, 1999, the Company received a favorable private letter ruling from the Internal Revenue Service concerning the tax-free nature of the Spinoff. The receipt of this ruling was a condition to proceeding with the Spinoff.

           The Company currently anticipates that the consummation of the Spinoff will occur in the second quarter of 1999. The Spinoff, however, is subject to a number of conditions, including, among other things, (i) the effectiveness of GenTek's Registration Statement on Form 10 for the registration of its Common Stock under the Securities Exchange Act of 1934, (ii) closings under new financing facilities for each of GenTek and the Company and the application of a portion of their proceeds to repay debt of the Company, and
(iii) approval by the Board of the Company of the final terms of the Spinoff, including the formal declaration of a dividend to the Company's shareholders.

           For additional information regarding the Spinoff, GenTek and the Company's business and operations after the Spinoff, see Amendment No.1 to the Registration Statement on Form 10 (file No. 001-14789) of GenTek filed with the Securities and Exchange Commission on March 22, 1999, for the registration of its Common Stock under the Securities Exchange Act of 1934 in connection with the Spinoff, which is incorporated herein by reference.

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ITEM 7: EXHIBITS

           The following document is filed as an exhibit hereto:

           2.01 Amendment No. 1 to the Registration on Form 10 of GenTek, for the registration of its Common Stock under the Securities Exchange Act of 1934. This exhibit is incorporated herein by reference to Amendment No. 1 to the Registration on Form 10 (File No. 001-14789) filed with the Securities and Exchange Commission on March 22, 1999.

                Pursuant to the requirements of the Securities Exchange of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          THE GENERAL CHEMICAL GROUP INC.

                          By: /s/ William C. Keightley
                          -----------------------------------------------------
                              Name:  William C. Keightley
                              Title: Vice President and Chief Financial Officer

Dated: March 22, 1999

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